UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 US Highway 206, Suite 15

Bedminster, New Jersey 07921

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (908) 470-4320

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2014, the Board of Directors (the “Board”) of Aerie Pharmaceuticals, Inc. (the “Company”) appointed James V. Mazzo to the Board, effective immediately.

Mr. Mazzo was elected to serve as a Class I director for a three-year term, which will expire at the annual meeting of stockholders to be held in 2017 and upon the election and qualification of his successor. In addition, the Board elected Mr. Mazzo to serve on the Audit Committee. The Board has determined that Mr. Mazzo satisfies the definition of “independent director” and the requirements for service on the Audit Committee under the NASDAQ listing standards.

Mr. Mazzo will receive compensation for his services in accordance with the Company’s Non-Employee Director Compensation Program, under which he will receive an annual retainer of $35,000 and annual committee fee of $9,000 for his services as a non-employee director and a member of the Audit Committee, respectively. In addition, Mr. Mazzo will be eligible to receive a one-time initial option award to purchase 25,000 shares of common stock of the Company, which will vest quarterly over a three-year period, subject to his continued service on the Board.

There are no related party transaction reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

On June 11, 2014, the Company issued a press release announcing the appointment of Mr. Mazzo to the Board and election to the Audit Committee. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on (1) the election of two nominees named as Directors to serve on the Board for a three-year term and (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Vicente Anido, Jr., PhD	16,305,787	—	23,404	831,728
David W. Gryska	15,609,889	—	719,302	831,728

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	17,138,094	22,825	—	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

99.1	Press Release dated June 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: June 12, 2014	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 11, 2014.